SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 18, 1998

                               KNIGHT-RIDDER, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Florida                     1-7553               38-0723657
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
         incorporation)               File Number)       Identification No.)


    One Herald Plaza, Miami, Florida                             33132
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:           (305) 376-3800
                                                          ----------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 7 Pages

Item 2.  Disposition of Assets.

On March 18, 1998, Knight-Ridder, Inc., through its wholly-owned subsidiary Knight-Ridder Cablevision, Inc. completed the sale to Tele-Communications, Inc. of its remaining jointly owned investment in cable television systems. This sale included cable systems in five southern states including Kentucky. It represented a small component of an earlier sale to Tele-Communications, Inc. on January 10, 1997 (See Form 8-K dated January 10, 1997). The consideration that Knight-Ridder, Inc. received for its remaining interests, determined through arms-length negotiation, was $11,890,963 in net cash and 1,242,965 shares of Tele-Communications, Inc. Series A TCI Group common stock which will be registered for sale by Tele-Communications, Inc. in one year.

Item 7.  Financials and Exhibits

b.    Pro Forma Financial Information

This transaction involved the sale of Knight-Ridder Inc.'s (KRI) remaining investment in cable television systems. KRI owned a 15% interest in cable television systems in five Southern states including Kentucky and since January 1997, accounted for it under the cost method. Therefore there are no pro forma adjustments which affect the condensed consolidated statement of income. A tabular pro forma condensed consolidated balance sheet, along with accompanying notes, is presented as if the sale had occurred at the end of the period presented. The pro forma effects and adjustments were determined based on available information and on certain allocations that KRI believes are reasonable. The pro forma financial information does not purport to represent what KRI's actual results of operations would have been had the sale occurred at the beginning of the period presented and may not be indicative of KRI's financial position or operating results for any future date or period.


                               Page 2 of 7 Pages

KNIGHT-RIDDER, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
DECEMBER 28, 1997
(IN THOUSANDS OF DOLLARS)


                                                           PRO FORMA           ADJUSTED
                                             HISTORICAL   ADJUSTMENTS         PRO FORMA
                                            -----------   -----------        -----------
ASSETS
  Cash & equivalents
    including short-term cash investments   $   160,291                      $   160,291
  Accounts  receivable                          374,746                          374,746
  Inventories                                    50,332                           50,332
  Other  current  assets                         55,746                           55,746
                                            -----------   -----------        -----------
          Total  Current  Assets                641,115            --            641,115
                                            -----------   -----------        -----------

  Investments and Other Assets                  395,117        37,418    B       426,432
                                                               (6,103)   A
  Property, Plant  and  Equipment, net        1,046,514                        1,046,514

  Goodwill and Other Intangible Assets        2,272,396                        2,272,396

                                            -----------   -----------        -----------
         Total                              $ 4,355,142   $    31,315        $ 4,386,457
                                            ===========   ===========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

  Other current liabilities                     598,656        11,786    C       610,442
                                            -----------   -----------        -----------
         Total  Current  Liabilities            598,656        11,786            610,442


  Other noncurrent liabilities                2,204,813       (11,891)   A     2,198,419
                                                                5,497    C
                                            -----------   -----------        -----------
         Total Noncurrent Liabilities         2,204,813        (6,394)         2,198,419

  Shareholders' Equity
   Preferred Stock                                1,755                            1,755
   Common stock                                   1,700                            1,700
   Additional capital                           911,572                          911,572
   Retained earnings                            636,646        25,923    D       662,569
                                            -----------   -----------        -----------
     Total Shareholders' Equity               1,551,673        25,923          1,577,596
                                            -----------   -----------        -----------

     Total                                  $ 4,355,142   $    31,315          4,386,457
                                            ===========   ===========        ===========


See accompanying notes.

                               Page 3 of 7 Pages

Knight-Ridder, Inc.
Notes to Pro forma Balance Sheet (unaudited)
(In Thousands of Dollars)

NOTE A - PRO FORMA ADJUSTMENTS

CONDENSED CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1997

A. To record the use of net proceeds to reduce long term borrowings ($11,891) and to adjust other assets for the estimated fair value of the securities received ($37,418).

B.   To eliminate the carrying value of the investment ($6,103).

C.   To record the tax effect of the gain on the sale.

D.   To record the gain on the transaction, net of tax ($25,923).


                                Page 4 of 7 Pages

c.  Exhibits and Reports of Form 8-K

(2) - 1 Assignment, Assumption, and Bill of Sale (TKR Partners Interest) dated as of March, 18, 1998 by and between Tele-Communications, Inc. and Knight-Ridder Cablevision, Inc.

(2) - 2  Amendment  No.  1  to  Standstill,   Indemnification  and  Contribution
Agreement dated as of March 18, 1998, by and between Tele-Communications, Inc. and Knight-Ridder Cablevision, Inc.

(2) - 3 Asset Purchase Agreement dated as of March 18, 1996 is incorporated by reference to the Company's Form 8-K dated January 10, 1997.

(2) - 4 First Amendment to Asset Purchase Agreement dated as of September 27, 1996 is incorporated by reference to the Company's Form 8-K dated January 10, 1997.

(2) - 5 Second Amendment to Asset Purchase Agreement dated as of January 10, 1997 is incorporated by reference to the Company's Form 8-K dated January 10, 1997.

                                Page 5 of 7 Pages

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: March 31, 1998

                                   KNIGHT-RIDDER, INC.

                                  (Registrant)



                                   By:   /s/ GARY R. EFFREN
                                      ---------------------
                                             Gary R. Effren

                                             Vice President/Controller
                                             (Chief Accounting Officer and Duly
                                             Authorized Officer of Registrant)


                                Page 6 of 7 Pages

Index to Exhibits

(2) - 1 Assignment, Assumption, and Bill of Sale (TKR Partners Interest) dated as of March, 18, 1998 by and between Tele-Communications, Inc. and Knight-Ridder Cablevision, Inc.

(3) - 2  Amendment  No.  1  to  Standstill,   Indemnification  and  Contribution
Agreement dated as of March 18, 1998, by and between Tele-Communications, Inc. and Knight-Ridder Cablevision, Inc.


                                Page 7 of 7 Pages

                     ASSIGNMENT, ASSUMPTION AND BILL OF SALE
                             (TKR PARTNERS INTEREST)

                  This   Assignment,   Assumption   and   Bill  of  Sale   (this
"Assignment") is made as of March 18, 1998, by and between Knight-Ridder Cablevision, Inc. ("Seller") and Tele-Communications, Inc. ("Assignee").

                                    RECITALS

                  This Assignment is entered into pursuant to and as a condition to the parties' obligations at the Second Closing under the Asset Purchase Agreement dated as of March 18, 1996 among Assignee, Seller, KRC-SNJ, Inc, KRC-NJFT, Inc. and Knight-Ridder Investment Company, as amended (the "Agreement"). Terms with initial capital letters not otherwise defined in this Assignment have the meanings ascribed to them in the Agreement.

                                    AGREEMENT

                  For valuable consideration, the parties agree as follows:

                  1. Effective as of the date of this Assignment, Seller sells, transfers, conveys and assigns to Assignee, its successors and assigns all of Seller's right, title and interest in and to the TKR Partners Interest.

                  2. Effective as of the date of this Assignment, Assignee assumes and undertakes and agrees to perform all of the Second Closing Assumed Liabilities.

                  3. Nothing in this Assignment is intended to modify, amend or alter in any respect the rights and obligations of the parties under the Agreement, which will remain in full force and effect notwithstanding the execution and delivery of this Assignment. If any provision of this Assignment is construed to conflict with any provision of the Agreement, the provision of the Agreement shall control.

                  4. Seller hereby appoints Assignee the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or otherwise, and on behalf and for the benefit of Assignee:

                      (a) to demand and receive from time to time any and all of the TKR Partners Interest and to exercise any and all rights exercisable with respect to the TKR Partners Interest or any part thereof and/or the Second Closing Assumed Liabilities;

                      (b) to give receipts, releases and acquittances for or in respect of the TKR Partners Interest or any part thereof and/or the Second Closing Assumed Liabilities; and

                      (c) to institute and prosecute in the name of Seller or otherwise all proceedings Assignee may deem proper to collect, assert or enforce any claim, right, title, debt or account included among or arising from the TKR Partners Interest and/or any part thereof or the Second Closing Assumed Liabilities.

Seller agrees that the foregoing powers are coupled with an interest and will not be revoked by it in any manner for any reason. Seller will transfer and deliver to Assignee any property that Seller may hereafter receive in respect of any claims, contracts, rights, commitments, accounts or any other items included among the TKR Partners Interest.

                  5. Seller agrees that it will execute and deliver any further assignments or other instruments of transfer as may reasonably be deemed necessary or appropriate by Assignee fully to vest in Assignee all right, title and interest of Seller in and to the TKR Partners Interest, in accordance with the Agreement.

                  6. This Assignment will be binding upon, and will inure to the benefit of, Seller, Assignee and their respective successors and assigns.

                  7. This Assignment will be governed by and construed in accordance with the laws of the State of Delaware.

                  8. Any term or provision of this Assignment which is held to be invalid or unenforceable in any jurisdiction, as to such jurisdiction, will be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Assignment or affecting the validity or enforceability of any of the terms or provisions of this Assignment in any other jurisdiction.

                  9. This Assignment may not be altered, amended, changed, terminated or modified or compliance with any provision waived in any respect or any particular, except by written instrument executed by each of the parties hereto.

                  10.   This   Assignment   may  be  executed  in  one  or  more
counterparts, each of which will be deemed an original but all of which will constitute one and the same instrument.

                  The undersigned have executed this Assignment, Assumption and Bill of Sale effective as of the date first written above.

SELLER:
KNIGHT-RIDDER CABLEVISION, INC.


By: /s/ Ross Jones
    --------------
        Ross Jones
Title:  Authorized Officer



ASSIGNEE:
TELE-COMMUNICATIONS, INC.


By:  /s/ Stephen M. Brett
     --------------------
         Stephen M. Brett
Title:   Executive Vice President

                               AMENDMENT NO. 1 TO
             STANDSTILL, INDEMNIFICATION AND CONTRIBUTION AGREEMENT


                    THIS AMENDMENT NO. 1 TO STANDSTILL, INDEMNIFICATION AND CONTRIBUTION AGREEMENT (this "Amendment") is dated as of March 18, 1998 by and among Tele-Communications, Inc., a Delaware corporation ("TCI"), TCI TKR, Inc. (formerly known as TCI Storer, Inc.), a Delaware corporation ("TCI Storer"), TCI TKR Limited Partnership (formerly known as TKR Storer Limited Partnership), a Colorado limited partnership ("TKR-Storer"), Knight-Ridder Cablevision, Inc., a Florida corporation ("K-R Cablevision"), Country Cable Co., a Colorado corporation ("Country Cable"), and TKR Cable Partners (formerly known as SCI Cable Partners), a Colorado general partnership ("SCI Cable Partners").

                                    RECITALS
                                    --------

                    The parties to this Amendment are the parties to the Standstill, Indemnification and Contribution Agreement made as of November 30, 1992 (the "Agreement"). The parties, by this Amendment, desire to amend the Agreement in connection with TCI's purchase of K-R Cablevision's interest in SCI Cable Partners pursuant to an Asset Purchase Agreement dated as of March 18, 1996 (the "Purchase Agreement").

                                    AGREEMENT
                                    ---------

                    For valuable consideration, the parties agree as follows:

            1. DEFINITIONS. All terms used but not defined in this Amendment will have the meanings given such terms in the Agreement.

            2. AMENDMENTS TO AGREEMENT EFFECTIVE DECEMBER 2, 1992. The following amendments to the Agreement are made effective as of December 2, 1992:

            (a)     Clause (iii) of the definition of "Collateral"  set forth in
Section 1 of the Agreement is amended to read in its entirety as follows:

                    (iii) securities traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market System with a market value of at least 150% of the Collateral Amount; provided that, in the event the market value of such securities becomes less than 133 1/3% of the portion (if the securities are deposited in combination with Collateral pursuant to clause (i) or (ii)) of the Collateral Amount such securities represent as of the last Business Day of any calendar month, the applicable party shall be obligated within five Business Days to provide additional such securities or other Collateral so that the total market value of the securities then held in escrow is at least equal to 150% of the Collateral Amount such securities represent; and provided further that, in the event the market value of such securities becomes more than 166 2/3% of the portion of the Collateral Amount such securities represent as of the last Business Day of any calendar month, the applicable party shall be entitled to have securities released so that the total market value of the portion of the Collateral Amount such securities represent then held in escrow is not greater than 150% of the portion of the Collateral Amount such securities represent. Such securities may include securities of TCI, Liberty, Knight-Ridder or Comcast provided that registration rights set forth in the form of the Registration Rights Agreement attached as Exhibit 10.2(b) to the Distribution Agreement (the "Registration Rights Agreement") are provided with respect to such securities (in the event such registration rights are to be provided, TCI, Comcast and the Registrant (as defined in the Registration Rights Agreement), if the Registrant is a Person other than TCI or Comcast, shall execute and deliver the Registration Rights Agreement in connection with the delivery of the Registrant's securities into escrow pursuant to the Escrow Agreement). For purposes of this clause (iii), "market value" shall mean the average closing price of the subject securities as reported by the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System, as applicable, for the ten trading days immediately preceding the date (and not including such date) on which the securities are deposited into escrow or the last Business Day (and not including such date) of any calendar month, as applicable.

            (b) Clause (ii) of Section 2(a) of the Agreement is amended to read in its entirety as follows:

                    (ii) TCI Storer's partnership interest in TKR-Storer (but, the foregoing representations and warranties in this Section 2(a) shall not extend to loans described in the last sentence of Section 2(b)).

            (c) Section 3(a) of the Agreement is amended by the addition of the following parenthetical at the end of the existing provision (after the word "business"):

            (but, subject to the representations and warranties set forth in Sections 3(b) and (c), the foregoing representations and warranties in this Section 3(a) shall not extend to transfers of assets of any of HC1, HC2, HC3, the Departing Subsidiaries or their subsidiaries within their respective consolidated federal income tax groups or loans described in the last sentence of Section 3(c))

            (d) Clause (ii) of Section 4(a) of the Agreement is amended to read in its entirety as follows:

                    (ii) a  partnership  interest  in SCI Cable Partners; or

            (e) Clause (ii) of Section 5(a) of the Agreement is amended to read in its entirety as follows:

                    (ii)  a partnership interest in SCI Cable Partners; or

            (f) Section 6 of the Agreement is amended by the addition of the following parenthetical at the end of the existing provision (after the word "Request"):

            (but, subject to the representations and warranties set forth in Section 3(c), the foregoing covenants in this Section shall not preclude bona fide and arm's length loans between or among TCI, TCI Southeast, TCI Storer, TKR-Storer, HC1, HC2, HC3, any Departing Subsidiary or subsidiary thereof or their respective Affiliates with interest rates approximately equal to the rate that a third party lender would have charged under similar circumstances)

            (g) Section 7(a) of the Agreement is amended by the addition of the following parenthetical at the end of the existing provision (after the word "business"):

            (but, subject to the representations and warranties set forth in Sections 3(b) and (c) and the covenant set forth in Section 7(b), the foregoing covenants in this Section 7(a) shall not preclude transfers of assets of any of HC1, HC2, HC3, the Departing Subsidiaries or their subsidiaries within their respective consolidated federal income tax groups or bona fide and arm's length loans between or among TCI, TCI Southeast, TCI Storer, TKR-Storer, HC1, HC2, HC3, any Departing Subsidiary or subsidiary thereof or their respective Affiliates with interest rates approximately equal to the rate that a third party lender would have charged under similar circumstances)

            (h) Clause (ii) of Section 8(a) of the Agreement is amended to read in its entirety as follows:

                    (ii) a partnership interest in SCI Cable Partners; or

            (i) Clause (ii) of Section 9(a) of the Agreement is amended to read in its entirety as follows:

                    (ii) a partnership interest in SCI Cable Partners; or

            3. AMENDMENTS TO AGREEMENT EFFECTIVE AS OF DATE OF AMENDMENT. The following amendments to the Agreement are made effective as of the date of this Agreement:

            (a) The definition of "Dispute Resolution Procedure" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

                    "DISPUTE  RESOLUTION  PROCEDURE" means a procedure
            whereby (i) K-R Cablevision will select a representative of a nationally recognized accounting firm, (ii) TCI Storer will select a representative of a second nationally recognized accounting firm, (iii) the two representatives so selected will together choose a representative of a third nationally recognized accounting firm (which firm will not have received more than $100,000 in fees from the TCI Tax Affiliates, the Knight-Ridder Tax Affiliates, the Liberty Tax Affiliates or SCI Cable Partners in any one of the preceding five years) and (iv) the three representatives together will, within a reasonable period of time, decide the issue(s) submitted to them. Either TCI Storer or K-R Cablevision may initiate the Dispute Resolution Procedure by providing a notice to the other party (the "Initiating Notice") which will describe the issue in dispute, and that party's proposed resolution and provide the name of the representative of the accounting firm selected by it. The dispute identified in the Initiating Notice will be resolved as proposed therein unless the other party within 30 days after receipt of the Initiating Notice provides a notice (the "Responding Notice") to the first party which will state that party's proposed resolution and provide the name of the representative of the accounting firm selected by it. If the two representatives of nationally recognized accounting firms fail to select a representative of a third nationally recognized accounting firm within 30 days after the receipt of the Responding Notice, either party may cause the representative of the third firm to be selected by the American Arbitration Association in Denver, Colorado. If any representative becomes unavailable, his successor will be chosen by the accounting firm of which he is a representative. All applicable disputes will be resolved by a majority of the representatives of the three nationally recognized accounting firms; provided that, if the dispute relates to an amount, each representative will specify an amount and the amount binding upon the parties will equal one-half of the sum of the two amounts that are closest to each other; and provided further that, if the highest and lowest amount are equidistant from the middle amount, the middle amount will be binding on the parties to the fullest extent permitted by applicable law. Judgment upon decisions rendered in accordance with the Dispute Resolution Procedure may be entered in any court having jurisdiction thereof. Any decision rendered pursuant to a Dispute Resolution Procedure will be final and binding on the parties hereto. TCI Storer and K-R Cablevision will each bear the fees and expenses of the representative selected by it, and the fees and expenses of the representative of the third nationally recognized accounting firm will be shared equally by TCI Storer and K-R Cablevision.

            (b) Section 1 of the Agreement is amended by the addition of the following two definitions:

                    "ALLOCATED PARTNER SECTION 355 LIABILITIES" means,
            with respect to any present or former direct or indirect partner in TKR-Storer, all Shareholder Section 355 Liabilities which are allocable to such direct or indirect partner under applicable Code and partnership agreement provisions.

                    "SHAREHOLDER  SECTION 355  LIABILITIES"  means all
            Section 355 Liabilities incurred and tax benefits lost as a result of TKR-Storer recognizing income or gain in the
            Section 355 Transactions, solely as a result of TKR-Storer's status as a shareholder of SCI Holdings, Inc.

            (c) Section 10.1(b) of the Agreement is amended to read in its entirety as follows:

                    (b) If (i) there is a Final Determination that the
            Section  355  Transactions   resulted  in  a  Section  355
            Liability, in whole or in part, (ii) TKR-Storer has breached any of the covenants set forth in Section 7 or breached any of the representations set forth in Sections 3(a) through (f), (iii) while K-R Cablevision was a partner of SCI Cable Partners, SCI Cable Partners, as the limited partner of TKR-Storer, approved the action resulting in such breach, and (iv) such breach is primarily responsible for such Section 355 Transactions resulting in such Section 355 Liability, then:

                    (x) subject to the provisions of Section
                    10.4 and  except as  provided  in clause
                    (y)  below,  K-R  Cablevision  shall  be
                    responsible  for 15% of all  Section 355
                    Liabilities  and lost tax  benefits  and
                    TKR-Storer  shall be responsible for the
                    remaining   85%  of  such   Section  355
                    Liabilities and lost tax benefits, and

                    (y) Country Cable,  K-R  Cablevision and
                    TCI Storer each shall be responsible for
                    its   Allocated   Partner   Section  355
                    Liabilities.

            (d) Section 10.1(e) of the Agreement is amended to read in its entirety as follows:

                    (e) If (i) there is a Final Determination that the
            Section 355 Transactions resulted in a Section 355 Liability, in whole or in part, and (ii) two or more of TCI Storer, Country Cable and K-R Cablevision are equally responsible for such Section 355 Liability because of a breach of their respective representations or covenants referenced in Sections 10.1(a), (c) and (d), then each Person so responsible shall share in such Section 355 Liabilities and lost tax benefits in proportion to the ratio of such Person's Relative Percentage Interest to the sum of the Relative Percentage Interests of all such responsible Persons. "Relative Percentage Interest" shall mean 15% in the case of each of Country Cable and K-R Cablevision and 85% in the case of TCI Storer.

            (e) Section 10.1(f) of the Agreement is amended to read in its entirety as follows:

                    (f) If (i) there is a Final Determination that the
            Section 355 Transactions resulted in a Section 355 Liability, in whole or in part, and (ii) none of TKR Storer, TCI Storer, K-R Cablevision or Country Cable has breached its respective representations or covenants referenced in Sections 10.1(a), (c) or (d), then:

                    (x) subject to the provisions of Section
                    10.4 and  except as  provided  in clause
                    (y)  below,  K-R  Cablevision  shall  be
                    responsible  for 15% of all such Section
                    355 Liabilities and lost tax benefits and TKR-Storer shall be responsible for the remaining

                    85% of such Section 355 Liabilities and lost tax benefits, and

                    (y) Country Cable,  K-R  Cablevision and
                    TCI Storer each shall be responsible for
                    its   Allocated   Partner   Section  355
                    Liabilities.

            (f) The cross references to Section 10.1(f) included in Section 10.2(a) are deleted.

            (g) Section 10.2(b) of the Agreement is amended to read in its entirety as follows:

                    If the  TCI Tax  Affiliates,  the  TKR-Storer  Tax
            Affiliates, the Knight-Ridder Tax Affiliates or the Liberty Tax Affiliates receives (i) from the Internal Revenue Service a preliminary notice of deficiency (an "IRS Notice") asserting that the Section 355 Transactions are taxable on a basis that, if upheld, would result in any Person being responsible for a portion of such Section 355 Liabilities and related items pursuant to Sections 10.1(b), (e) or (f), or (ii) from Comcast a notification of either a breach of a covenant under the Distribution Agreement requiring that the Collateral be placed in escrow pursuant to Section 10.2(a) of the Distribution Agreement or an IRS Notice asserting that the Section 355 Transactions are taxable on a basis that, if upheld, would result in any Person being responsible for a portion of such Section 355 Liabilities and related items pursuant to Sections 10.1(b), (e) or (f), then each such responsible Person shall deposit that percentage of the Collateral Amount into the escrow, in accordance with the terms of the Escrow Agreement, which is equal to the percentage of the total Section 355 Liabilities and related items for which such Person is responsible pursuant to Sections 10.1(b), (e) or (f).

            (h) A new Section 10.4 is added to the Agreement, which will read in its entirety as follows:

                    10.4 In no event  will  the  aggregate  amount  of
            Section 355 Liabilities and lost tax benefits for which K-R Cablevision is responsible pursuant to Section 10.1(b) and (f), but excluding its Allocated Partner Section 355 Liabilities, exceed the amount of the portion of the Final Purchase Price determined in accordance with the Asset Purchase Agreement allocable to K-R

            Cablevision's interest in SCI Cable Partners. This limit will not apply to K-R Cablevision's other obligations pursuant to Section 10.1.

            (i) Section 11.1 of the Agreement is amended to read in its entirety as follows:

                    11.1 INDEMNIFICATION BY TCI STORER.  Following the
            Closing, TCI Storer shall indemnify and hold TKR-Storer, the Liberty Indemnitees and the Knight-Ridder Indemnitees harmless against any and all Indemnification Items that may be imposed on, incurred by or asserted against TKR-Storer, any Liberty Indemnitee or any Knight-Ridder Indemnitee resulting from (a) Section 355 Liabilities arising from a breach of any of the representations, warranties, covenants or agreements of TCI Storer set forth in Sections 2(a) through (c), 6 or 10 of this Agreement, (b) Liabilities arising from a breach of any of the other representations, warranties, covenants or agreements of TCI Storer set forth in this Agreement, whether or not such Indemnification Items may have been known to or discoverable by any such indemnitee at or before the Closing, or (c) Liabilities arising under the proviso to Section 2.4(c) of the Distribution Agreement from willful misconduct by TCI, TCI Southeast or TCI Storer, except that TCI Storer shall not be obligated to indemnify:

                         (i) TKR-Storer for any  Indemnification  Item
            to the extent that TKR-Storer receives, any Liberty Indemnitee to the extent that any Liberty Indemnitee receives, or any Knight-Ridder Indemnitee to the extent that any Knight-Ridder Indemnitee receives, payment under any insurance policy or other contract or arrangement with a third party; or

                         (ii) TKR-Storer for any Indemnification  Item
            as and to the extent to which TKR-Storer is, any Liberty Indemnitee for any Indemnification Item as and to the extent to which any Liberty Indemnitee is, or any Knight-Ridder Indemnitee as and to the extent to which any Knight-Ridder Indemnitee is, responsible under the terms of this Agreement, including without limitation, Section 10.1.

            4. Section 11.2(b) of the Agreement is amended to read in its entirety as follows:

                    (b) Following the Closing, TKR-Storer shall indemnify and hold the TCI Indemnitees, the Liberty Indemnitees and the Knight-Ridder Indemnitees harmless against any and all Indemnification Items that may be imposed on, incurred by or asserted against any TCI Indemnitee, Liberty Indemnitee or Knight-Ridder Indemnitee resulting from (i) Section 355 Liabilities arising from a breach of any of the representations, warranties covenants or agreements of TKR-Storer set forth in Sections 3(a) through (f), 7 or 10 of this Agreement, (ii) Liabilities arising from a breach of the other representations, warranties, covenants or agreements of TKR-Storer set forth in this Agreement, whether or not such Indemnification Items may have been known to or discoverable by any such indemnitee at or before the Closing or (iii) Liabilities arising under the proviso to Section 2.4(c) of the Distribution Agreement from willful misconduct by TKR-Storer, HC1, HC2 or HC3, except that TKR-Storer shall not be obligated to indemnify:

                           (A) any TCI Indemnitee for any  Indemnification  Item
                to the extent that any TCI Indemnitee receives, any Knight-Ridder Indemnitee for any Indemnification Item to the extent that any Knight-Ridder Indemnitee receives, or any Liberty Indemnitee to the extent any Liberty Indemnitee receives, payment under any insurance policy or other contract or agreement with a third party; or

                           (B) any TCI Indemnitee for any  Indemnification  Item
                as and to the extent to which any TCI Indemnitee is, any Liberty Indemnitee for any Indemnification Item as and to the extent to which any Liberty Indemnitee is, or any Knight-Ridder Indemnitee for any Indemnification Item as and to the extent to which any Knight-Ridder Indemnitee is, responsible under the terms of this Agreement, including without limitation, Section 10.1.

           (a) Sections 11.3 and 11.4 are amended to read in their entirety as follows:

                11.3  INDEMNIFICATION BY K-R CABLEVISION.

                      (a)  Following  the  Closing,  K-R  Cablevision  agrees to indemnify and hold TKR-Storer, the TCI Indemnitees and the Liberty Indemnitees harmless against any and all Indemnification Items that may be imposed on, incurred by or asserted against TKR-Storer, any TCI Indemnitee or any Liberty Indemnitee resulting from (i) Section 355 Liabilities arising from a breach of any of the representations, warranties, covenants or agreements of K-R Cablevision set forth in Sections 4(a) or (b), 8 or 10 of this Agreement, (ii) Liabilities arising from a breach of any of the other representations, warranties, covenants or agreements of K-R Cablevision set forth in this Agreement, whether or not such Indemnification Items may have been known to or discoverable by any such indemnitee at or before the Closing, or (iii) Liabilities arising under the proviso to Section 2.4(c) of the Distribution Agreement from willful misconduct by any Knight-Ridder Tax Affiliate, except that K-R Cablevision shall not be obligated to indemnify:

                           (A)  TKR-Storer         for        any
                Indemnification Item to the extent that TKR-Storer receives, any TCI Indemnitee for any Indemnification Item to the extent any TCI Indemnitee receives, or any Liberty Indemnitee to the extent any Liberty Indemnitee receives, payment under any insurance policy or other contract or arrangement with a third party; or

                           (B)  TKR-Storer         for        any
                Indemnification Item as and to the extent to which TKR-Storer is, any TCI Indemnitee for any Indemnification Item as and to the extent to which any TCI Indemnitee is, or any Liberty Indemnitee for any Indemnification Item as and to the extent to which any Liberty Indemnitee is, responsible under the terms of this Agreement, including without limitation, Section 10.1.

                (b) Following the Closing, K-R Cablevision shall indemnify and hold the TCI Indemnitors harmless against any and all Indemnification Items that may be imposed on, incurred by or asserted against any TCI Indemnitor under clause (b) of Section 6.1 of the Distribution Agreement as a result of any action by a Knight-Ridder Tax Affiliate.

         11.4   INDEMNIFICATION BY COUNTRY CABLE.

                (b) Following the Closing, Country Cable shall indemnify and hold TKR-Storer, the TCI Indemnitees and the Knight-Ridder Indemnitees harmless against any and all Indemnification Items that may be imposed on, incurred by or asserted against TKR-Storer, any TCI Indemnitee or any Knight-Ridder Indemnitee resulting from (i) Section 355 Liabilities arising from a breach of any of the representations, warranties, covenants or agreements of Country Cable set forth in Sections 5(a) or
         (b), 9 or 10 of this Agreement, (ii) Liabilities arising from a breach of any of the other representations, warranties, covenants or agreements of Country Cable set forth in this Agreement, whether or not such Indemnification Items may have been known to or discoverable by any such indemnitee at or before the Closing, or (iii) Liabilities arising under the proviso to Section 2.4(c) of the Distribution Agreement from willful misconduct by any Liberty Tax Affiliate, except that Country Cable shall not be obligated to indemnify:

                     (A) TKR-Storer for any  Indemnification
                Item to the extent that TKR-Storer receives,
                any TCI Indemnitee
                for any  Indemnification  Item to the extent
                any   TCI   Indemnitee   receives,   or  any
                Knight-Ridder Indemnitee to the extent any Knight-Ridder Indemnitee receives, payment under any insurance policy or other contract or arrangement with a third party; or

                     (B) TKR-Storer for any  Indemnification
                Item  as  and  to  the   extent   to   which
                TKR-Storer  is, any TCI  Indemnitee  for any
                Indemnification Item as and to the extent to
                which   any  TCI   Indemnitee   is,  or  any
                Knight-Ridder     Indemnitee     for     any
                Indemnification Item as and to the extent to
                which  any   Knight-Ridder   Indemnitee  is,
                responsible   under   the   terms   of  this
                Agreement,   including  without  limitation,
                Section 10.1.

                (c) Following the Closing, Country Cable shall indemnify and hold the TCI Indemnitors harmless against any and all Indemnification Items that may be imposed on, incurred by or asserted against any TCI Indemnitor under clause (b) of Section 6.1 of the Distribution Agreement as a result of any action by a Liberty Tax Affiliate.

            3. MISCELLANEOUS. This Amendment, like the Agreement, will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles that might otherwise be applicable. The Agreement, as amended by this Amendment, and the Purchase Agreement contain the entire understanding of the parties with respect to the subject matter of the Agreement, as amended. Except as expressly modified by the terms of this Amendment, the Agreement remains unmodified and in full force and effect. This Amendment may be executed in multiple counterparts and by the different parties on separate counterparts. Any presentation of proof of this Amendment will be sufficient if the counterpart executed by the party against whom such proof is offered is presented as evidence.

The parties have entered into this Amendment effective as of the date indicated above.

                                  TELE-COMMUNICATIONS, INC.

                                  By:  /s/ Stephen M. Brett
                                      -----------------------------
                                           Stephen M. Brett
                                           Authorized Officer

                                  TCI TKR, INC.

                                  By:  /s/ Stephen M. Brett
                                      -----------------------------
                                           Stephen M. Brett
                                           Authorized Officer

                                  TCI TKR LIMITED PARTNERSHIP

                                  By:  TCI TKR, Inc., General Partner

                                       By:  /s/ Stephen M.Brett
                                           ------------------------
                                                Stephen M. Brett
                                                Authorized Officer

                                  KNIGHT-RIDDER CABLEVISION, INC.

                                  By:  /s/ Ross Jones
                                      -----------------------------
                                           Ross Jones
                                           Authorized Officer

                                  COUNTRY CABLE CO.

                                  By:  /s/ Stephen M. Brett
                                      -----------------------------
                                           Stephen M. Brett
                                           Authorized Officer

                                  TKR CABLE PARTNERS

                                  By: Knight-Ridder Cablevision, Inc.,
                                      General Partner

                                  By:  /s/ Ross Jones
                                      -----------------------------
                                           Ross Jones
                                           Authorized Officer

                                  By: Country Cable Co.,
                                      General Partner

                                  By:  /s/ Stephen M. Brett
                                      -----------------------------
                                           Stephen M. Brett
                                           Authorized Officer